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                                           PROACTIVE ASSET ALLOCATION FUNDS

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[PICTURE OMITTED]
                                                  OPTI-flex(R) DYNAMIC Fund

                                                     A Fund For All Seasons

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                                                                     [LOGO]
                                                              ANNUAL REPORT
                                                          December 31, 2001

                                                  This report has  been prepared
                                                  for  shareholders  and  may be
                                                  distributed  to others only if
                                                  preceded  or  accompanied by a
                                                  current prospectus.

--------------------------------------------------------------------------------

                      [LOGO] The OPTI-flex(R) DYNAMIC Fund

                                                               February 25, 2002

Dear Fellow OPTI-flex(R) DYNAMIC Fund Shareholder:

The performance of our Fund during the past two years was the worst in our five and one-quarter year history. It has brought our performance since inception down to what most of us would consider unacceptable both objectively and relative to our benchmark, the Dow Jones World Stock Index (DJW-X) and the NASDAQ OTC Composite Index (NASDAQ) as shown below:

            AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/01
            --------------------------------------------------------

          Since Inception(10/01/96)   Last 5-Year Period   Last 3-Year Period   Last 1-Year Period
          ---------------             ------------------   ------------------   ------------------
OPTIX              -2.22%                   -2.94%               -8.57%              -28.36%
DJW-X               4.06%                    3.55%               -4.66%              -16.57%
NASDAQ              9.32%                    8.60%               -3.83%              -21.05%

Past performance does not guarantee future results. Fund shares fluctuate in value and, when redeemed, may be worth more or less than their initial cost. All returns assume dividends and capital gains are reinvested, and do not reflect a 1% contingent deferred sales charge on Fund shares held less than one year. The following chart illustrates a hypothetical $10,000 initial investment on the Fund's inception date of 10/1/96. We invite you to check our current Fund price, performance figures, Fund Facts, and our current prospectus anytime you wish on our website at www.proactive-inc.com/optifund/nav.html.

                                [GRAPHIC OMITTED]
              ----------------------------------------------------
              OPTI-flex(R) DYNAMIC vs. Dow Jones World Stock Index
                      October 1, 1996 to December 31, 2001

                        DJW-X                    $12,291

                        OPTIX                    $ 8,890
              ----------------------------------------------------

We have described our Fund as "A Fund for All Seasons", but apparently our Fund has been out of season for most of the last two years. We have used the slogan, "We can't control the wind, but we can adjust the sails," but it looks like we had a shipwreck in the last quarter of last year. I have recently heard it said that, "Life is a process of finding out too late what we should have known all along." We've probably all heard that the Chinese symbol for crisis means both danger and opportunity. We have probably also all heard it said that, "Necessity is the mother of invention." What does all this have to do with the past, present and future performance of our Fund?

We believe we have learned a lot during the past two years, which will help us considerably in the coming years. First, we have learned that it is virtually impossible to develop a portfolio of internally managed long-short funds that will provide us with both the downside protection and the upside participation that we seek during volatile market conditions. Secondly, we have learned that trying to offset some mutual fund holdings with other double beta funds, provides more volatility in the daily pricing of our Fund than we feel comfortable with.

Therefore, we have made radical changes in our Portfolio of Investments from what is shown in this annual report for December 31, 2001. During January 2002, we eliminated our largest holding, the Franklin U.S. Long-Short Fund, from our portfolio, because it failed to live up to our expectations. In early February, we reduced our positions in the Choice Long-Short Fund and in the Templeton Global Long-Short Fund to approximately 4% and 5% of our portfolio respectively, and substantially reduced them further to almost nothing, or about 0.1% currently, just to keep the accounts open.

                      [LOGO] The OPTI-flex(R) DYNAMIC Fund

Our prior holdings of internally managed long-short funds, which were performing unsatisfactorily for us, have been partially replaced with an asset allocation strategy between the Leuthold Grizzly Short Fund and the Leuthold Select Industries Fund. We can adjust the mix in this strategy as frequently as daily. This strategy currently amounts to about 8% of our investment portfolio. A third thing we have learned from the performance of our Fund during the last quarter is that it is probably not a good idea for me, or any one person, to have both the authority and responsibility for all the assets of our Fund, and that a team approach is more appropriate. Consequently, my son, Jeff, is now assisting me in this asset allocation strategy, as well as in the selection of mutual funds that we think will be good to buy and hold on an intermediate to long-term basis. We expect to keep about 50% of our investment portfolio in these types of holdings. Our largest holding in this area is now the CGM Focus Fund, which is a small cap fund with a concentration in value securities, and currently represents 20.5% of our investment portfolio. Although the CGM Focus Fund was down 30% twice during 2001, it still finished 2001 with a gain of 47.65% for the year. We will attempt to reduce future volatility of this Fund with the active asset allocation strategy we described above with the Leuthold funds. As of the date of this letter, we believe the best risk-reward ratio for investment is in small-cap value funds. Consequently, we currently have 5.2% of our investment portfolio in the Aegis Value Fund and 10% in the FBR Small-Cap Financial Fund. We also hold positions in several other small and mid-cap funds.

Since February 12th, I have been managing about 20% of our investment portfolio in an active trading strategy with the ProFunds, which has aided our performance so far this month by showing a gain of 7.56% in the last two weeks. Since February 15th, I have also been managing about 3.4% of our investment portfolio in an active trading strategy with the RYDEX Funds, which has also aided the performance of our Fund by showing a gain of 2.07% in the last 10 days. I expect to increase the percentage in this RYDEX active trading strategy to 10% of our investment portfolio by February 28th. We also expect to have two of our associates begin to act as portfolio managers for our Fund on February 28th. Each of them is expected to manage about 10% of our Fund according to two completely different active trading strategies with the RYDEX Funds. Both have demonstrated good year-to-date performance and good performance over the past six to twelve months.

I believe information about these additional portfolio managers should be provided to you shortly in an addendum to our prospectus, which we expect to send to you in the next week or two. We are also looking forward to being able to give you an update on other changes we are making, and on our first quarter performance, which we will mail to you in early April. All of the new changes and other portfolio managers will also be described more completely in our new prospectus, which we will mail to you at the end of April. In the meantime, if you want to know our current Fund net asset value and year-to-date performance, feel free to visit our website at proactive-inc.com, or call your representative or us regarding any questions you may have.

We believe the approximate 50% of our investment portfolio, that we will have managed according to four active trading strategies, will produce improved results, regardless of market conditions. We also believe most of the other 50% is currently well positioned for the weeks and months ahead. However, we are also ready to make changes to that part of our investment portfolio whenever we think they are appropriate, depending on the performance of our current holdings, and our judgment of changing market conditions. It should not be assumed that recommendations made in the future will be profitable or will equal past performance.

We believe now is an excellent time to talk to your registered representative about adding to your present account or opening an additional account with our Fund. New accounts with our Fund can be opened with as little as $1,000 ($500 for all IRAs: Traditional, Roth and Educational IRAs). Our Fund Investment Advisor, PROACTIVE Money Management, Inc., has once again decided to pay the $10 annual fee for accounts below $10,000 during 2002, as they have during the past three years.

Please let your representative or us know if you have any questions, or if we can assist you in any way. Thank you for the confidence you continue to place in us. We look forward to the challenges and opportunities in the year ahead.

Sincerely yours,


/s/ Marty Unterreiner

C. Martin Unterreiner, RFC
OPTI-flex(R) Portfolio Manager

Note: Performance figures for the indexes and mutual funds mentioned above have been obtained from FastTrack, which we believe to be reliable, but their accuracy is not guaranteed by PROACTIVE.

                      [LOGO] The OPTI-flex(R) DYNAMIC Fund

                            PORTFOLIO OF INVESTMENTS
                                December 31, 2001

                                                           SHARES          VALUE
                                                           ------          -----
REGISTERED INVESTMENT COMPANIES - 95%
     Franklin U.S. Long-Short Fund                           112,877    $  1,990,023
     Choice Long-Short Fund #                                125,345       1,207,072
     Rydex Dynamic Titan 500 Fund #                           85,150       1,125,679
     Franklin Templeton Global Long-Short Fund #             107,799       1,097,390
     Profunds Ultra Small Cap Fund #                          63,064       1,089,109
     Profunds Ultra Mid Cap Fund #                            39,195       1,074,734
     Rydex Dynamic Velocity 100 Fund #                        27,657         886,698
     Caldwell & Orkin Market Opportunity Fund                    597          11,227
     Van Kampen Worldwide High Income Fund                       647           4,856
     CGM Focus Fund                                              107           2,333
     RBB Boston Partners Long/Short Equity Fund                  103           1,612
     Jundt U.S. Emerging Growth Fund #                           100           1,204
     Jundt Opportunity Fund #                                    100           1,173
     AIM Mid-Cap Opportunities Fund #                             60           1,047
     Prudent Bear Fund                                           206             984
     AIM Large-Cap Opportunities Fund #                          103             960
     INVESCO Advantage Fund #                                    100             763
     Van Wagoner Micro-Cap Fund #                                 50             741
     Van Wagoner Emerging Growth Fund #                           40             488
     Van Wagoner Technology Fund #                                30             478
     Van Wagoner Post-Venture Fund #                              45             452
     Van Wagoner Mid-Cap Growth Fund #                            55             375
     Flex-funds Money Market Fund                              6,083           6,083
                                                                        ------------

TOTAL REGISTERED INVESTMENT COMPANIES
     (Cost $9,067,298)                                                     8,505,481
                                                                        ------------

COMMON STOCKS - Telecom Equipment Fiber Optics - 5%
     Williams Communication Group, Inc. #                    200,000         470,000
                                                                        ------------

TOTAL COMMON STOCKS
     (Cost $814, 850)                                                        470,000
                                                                        ------------

TOTAL INVESTMENTS - 100%
     (Cost $9,882,148)                                                  $  8,975,481
                                                                        ------------

LIABILITIES IN EXCESS OF OTHER ASSETS - 0%                              $    (14,551)
                                                                        ------------

TOTAL NET ASSETS - 100%                                                 $  8,960,930
                                                                        ============

# Represents non-income producing security.
See accompanying notes to financial statements.

                      [LOGO] The OPTI-flex(R) DYNAMIC Fund

                       STATEMENT OF ASSETS AND LIABILITIES
                                December 31, 2001

Assets:

     Investments, at value (cost $9,882,148)                       $  8,975,481

     Receivable for capital stock sold                                   11,417

     Interest receivable                                                     25

     Net receivable from Advisor                                          3,638

     Prepaid expense and other assets                                    22,780
                                                                   ------------
     Total Assets                                                     9,013,341
                                                                   ------------
Liabilities:

     Dividends payable                                                    3,253

     Distribution fees payable                                           18,657

     Shareholder services fees payable                                    5,510

     Other accrued liabilities                                           24,991
                                                                   ------------
     Total Liabilities                                                   52,411
                                                                   ------------
Net Assets                                                         $  8,960,930
                                                                   ============
Components of Net Assets:

     Capital                                                       $ 16,181,988

     Accumulated undistributed (distributions in excess of)
       net investment income                                            338,557

     Accumulated undistributed net realized gains (losses)
       from investment transactions                                  (6,652,948)

     Net unrealized appreciation (depreciation) of investments         (906,667)
                                                                   ------------
     Total Net Assets                                              $  8,960,930
                                                                   ============

Capital Stock Outstanding                                             1,446,590
                                                                   ============

Net Asset Value - Offering and Redemption* Price Per Share         $       6.19
                                                                   ============

* Redemption price varies based upon holding period.

See accompanying notes to financial statements.

                      [LOGO] The OPTI-flex(R) DYNAMIC Fund

                             STATEMENT OF OPERATIONS
                      For the Year Ended December 31, 2001

Investment Income:
     Dividends                                                     $    252,694
     Interest                                                             6,830
                                                                   ------------
     Total Investment Income                                            259,524
                                                                   ------------

Fund Expenses:
     Advisor fees                                                        88,706
     Distribution expense                                                88,706
     Shareholder service fee                                             29,569
     Transfer agent and accounting fees                                  34,744
     Trustee fees                                                        24,521
     Administrative fees                                                 20,075
     Registration and filing fees                                        17,084
     Audit fees                                                          14,986
     Custodian fees                                                      14,036
     Amortization of organization costs                                  11,205
     Insurance expense                                                    4,726
     Other expenses                                                      12,985
                                                                   ------------
     Total Expenses                                                     361,343
                                                                   ------------

          Expenses voluntarily reimbursed by Advisor                    (77,509)
          Expenses reimbursed by Distributor                            (86,497)
          Distribution expenses reimbursed                              (51,853)

                                                                   ------------
     Net Expenses                                                       145,484
                                                                   ------------

                                                                   ------------
Net Investment Income (Loss)                                            114,040
                                                                   ------------

Realized and Unrealized Gains (Losses) from Investments:
     Net realized gains (losses) from  investment
       transactions                                                  (3,942,063)
     Net realized gains from distributions of realized gains
       by other investment companies                                        299
     Net change in unrealized appreciation (depreciation)
       of investments                                                    60,622
                                                                   ------------
Net Realized and Unrealized Gains (Losses) from Investments          (3,881,142)
                                                                   ------------

Net Increase (Decrease) in Net Assets Resulting from Operations    $ (3,767,102)
                                                                   ============

See accompanying notes to financial statements.

                      [LOGO] The OPTI-flex(R) DYNAMIC Fund

                       STATEMENTS OF CHANGES IN NET ASSETS

                                                         Year Ended      Year Ended
                                                        December 31,    December 31,
                                                            2001            2000

Increase (Decrease) In Net Assets:
Operations:
     Net investment income (loss)                       $    114,040    $   (259,717)
     Net realized gains (losses) from investment
       transactions and distributionsof realized
       gains by other investment companies                (3,941,764)        (54,885)
     Net change in unrealized appreciation
       (depreciation) of investments                          60,622      (5,935,113)

     Net Increase (Decrease) in Net Assets              ------------    ------------
       Resulting from Operations                          (3,767,102)     (6,249,715)
                                                        ------------    ------------

Dividends and Distributions to Shareholders:
     From net investment income                               (3,075)             --
     In excess of net investment income                           --        (808,409)
     From net realized gains                                (306,936)     (2,065,557)

     Net Decrease in Net Assets Resulting from          ------------    ------------
       Dividends and Distributions to Shareholders          (310,011)     (2,873,966)
                                                        ------------    ------------

Capital Transactions:
     Proceeds from shares subscribed                         502,460       4,127,451
     Reinvestment of dividends                               306,758       2,828,544
     Cost of shares redeemed                              (2,153,336)     (2,195,856)

     Net Increase (Decrease) in Net Assets              ------------    ------------
       Resulting from Capital Transactions                (1,344,118)      4,760,139
                                                        ------------    ------------

Total Increase (Decrease) In Net Assets                   (5,421,231)     (4,363,542)

Net Assets - Beginning of Period                          14,382,161      18,745,703

                                                        ------------    ------------
Net Assets - End of Period                              $  8,960,930    $ 14,382,161
                                                        ============    ============

Share Transactions:
     Subscribed                                               62,491         266,680
     Reinvested                                               49,557         316,038
     Redeemed                                               (273,061)       (161,561)

                                                        ------------    ------------
     Net Increase (Decrease) in Shares Outstanding          (161,013)        421,157
                                                        ============    ============

See accompanying notes to financial statements

                      [LOGO] The OPTI-flex(R) DYNAMIC Fund

                              FINANCIAL HIGHLIGHTS

                                                         Year Ended    Year Ended    Year Ended    Year Ended    Year Ended
                                                        December 31,  December 31,  December 31,  December 31,  December 31,
                                                            2001          2000          1999          1998          1997

Net Asset Value, Beginning of Period                      $   8.95      $  15.80      $  10.46      $   9.75      $  10.13

Investment Operations:
     Net investment income (loss)                             0.07*        (0.18)*       (0.20)        (0.06)         0.03
     Net gains (losses) from investments
       (realized and unrealized)                             (2.61)        (4.46)         5.54          0.77          0.47

                                                          --------      --------      --------      --------      --------
     Total                                                   (2.54)        (4.64)         5.34          0.71          0.50
                                                          --------      --------      --------      --------      --------

Distributions:
     From net investment income                                 --            --            --            --         (0.02)

     In excess of net investment income                         --         (0.62)           --            --            --

     From net realized gains                                 (0.22)        (1.59)           --            --         (0.38)

     In excess of net realized gains                            --            --            --            --         (0.48)

                                                          --------      --------      --------      --------      --------
     Total                                                   (0.22)        (2.21)           --            --         (0.88)
                                                          --------      --------      --------      --------      --------

Net Asset Value, End of Period                            $   6.19      $   8.95      $  15.80      $  10.46      $   9.75
                                                          ========      ========      ========      ========      ========

Total Return (excludes redemption charge and
assumes reinvestment of distributions):                     -28.36%       -29.36%        51.05%         7.28%         5.02%

Ratios/Supplemental Data:
     Net assets, end of period (000)                      $  8,961      $ 14,382      $ 18,746      $ 12,791      $ 13,530

     Ratio of expenses to average net assets (1)              1.23%         2.32%         2.39%         2.35%         2.35%

     Ratio of net investment income (loss)
       to average net assets (1)                              0.97%        -1.36%        -1.69%        -0.56%         0.32%

     Ratio of expenses to average net assets, before
       reimbursements and voluntary fee reductions (1)        3.06%         2.52%         2.96%         2.99%         3.33%

Portfolio turnover rate                                     957.96%      1915.88%      1011.63%      1574.17%      1237.35%

(1) These ratios exclude the expenses of the registered investment companies in which the Fund invests.

* Per share amounts were calculated using the average share method.

See accompanying notes to financial statements.

                      [LOGO] The OPTI-flex(R) DYNAMIC Fund

                          NOTES TO FINANCIAL STATEMENTS
                                December 31, 2001

1.   ORGANIZATION and SIGNIFICANT ACCOUNTING POLICIES

The PROACTIVE Asset Allocation Funds Trust (the "Trust") was organized in 1996 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end management investment company. The OPTI-flex (R) DYNAMIC Fund (the "Fund"), a series of the Trust, commenced operations on October 1, 1996. The Fund is authorized to issue an indefinite number of shares of $0.10 par value stock. The Fund's objective is to seek an above average total return over the long-term consistent with exhibiting less investment risk than a portfolio consisting solely of common stocks. Certain redemptions made within a year of purchase may have a contingent deferred sales charge applied to it in accordance with the Fund's prospectus.

USE OF ESTIMATES. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

VALUATION OF INVESTMENTS. Securities which are traded on stock exchanges are valued at the last sales price as of the close of business of the New York Stock Exchange on the day of valuation, or, lacking any sales, at the closing bid prices. Mutual funds are valued at the daily redemption value determined by the underlying fund.

Short-term securities maturing more than sixty days after the valuation date are valued at the last sales price as of the close of business on the day of valuation, or, lacking any sales, at the most recent bid price or yield equivalent as obtained from dealers who make markets in such securities. When such securities are valued within sixty days or less to maturity, the difference between the valuation existing on the sixty-first day before maturity and maturity value is amortized on a straight-line basis to maturity. Securities maturing within sixty days from their date of acquisition are valued at amortized cost.

REPURCHASE AGREEMENTS. The Fund may engage in repurchase agreement transactions whereby the Fund takes possession of an underlying debt instrument subject to an obligation of the seller to repurchase the instrument from the Fund and an obligation of the Fund to resell the instrument at an agreed upon price and term. At all times, the Fund maintains the value of collateral, including accrued interest, at least 100% of the amount of the repurchase agreement, plus accrued interest. If the seller defaults or the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited. As of December 31, 2001, the Fund was not invested in any repurchase agreements.

FEDERAL INCOME TAXES. It is the Fund's policy to continue to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net capital gains to its shareholders. Therefore, no federal income tax provision is required.

DISTRIBUTIONS TO SHAREHOLDERS. Dividends to shareholders are recorded on the ex-dividend date. The Fund declares and pays dividends from net investment income annually. The Fund distributes net capital gains, if any, on an annual basis. The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with federal income tax regulations which may differ from GAAP. These differences are primarily due to deferrals of certain losses and expiring capital loss carryforwards. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Permanent differences identified in the period ended December 31, 2001, have been reclassified among the components of net assets as follows:

--------------------------------------------------------------------------------
Capital               Undistributed Net               Undistributed Net Realized
                      Investment Income                    Gains and Losses
--------------------------------------------------------------------------------
$617,047                  $290,603                            ($907,650)
--------------------------------------------------------------------------------

                      [LOGO] The OPTI-flex(R) DYNAMIC Fund

                                December 31, 2001

Dividends and distributions to shareholders which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized gains.

OTHER. The Fund records purchases and sales of investments on the trade date. The Fund calculates realized gains and losses from sales of investments on the specific identification basis. Dividend income is recognized on the ex-dividend date and interest income is recognized as earned.

The costs related to the organization of the Fund have been deferred and are being amortized on a straight-line basis over a five-year period. The amount paid by the Fund on any redemption by the stockholders of any of the initial 10,000 shares will be reduced by a portion of any unamortized organization expenses, determined by the proportion of the amount of the initial shares redeemed to the aggregate amount of the initial shares then outstanding after taking into account any prior redemptions of any of the initial shares. As of December 31, 2001, all costs related to the organization of the Fund have been fully amortized.

2.   INVESTMENT TRANSACTIONS

For the year ended  December 31, 2001,  the cost of purchases  and proceeds from
sales,   excluding  short  term  investments  and  U.S.  Government  and  agency obligations, were $114,222,781 and $115,843,568, respectively.

The U.S. Federal income tax basis of the Fund's investments at December 31, 2001, was $10,140,673 and net unrealized depreciation for U.S. Federal income tax purposes was $1,165,192 (gross unrealized appreciation $32,801; gross unrealized depreciation $1,197,993).

3.   AGREEMENTS and OTHER TRANSACTIONS WITH AFFILIATES

PROACTIVE Money Management, Inc. (the "Advisor") provides the Fund with investment management research, statistical and advisory services. For such services the Fund pays monthly a fee based upon the average daily value of the Fund's net assets at the following annual rates: 0.75% of average net assets up to $500 million and 0.65% of average net assets exceeding $500 million.

During the year ended December 31, 2001, the Advisor was contractually obligated to reimburse expenses totaling $77,509 so that total expenses of the Fund would not exceed 2.40% of average daily net assets. To the extent the Fund does not increase net assets, the Fund is reliant upon the ability of the Advisor to continue to provide fee reimbursements. The Advisor is dependent upon achieving its own financial goals, including targeted increases in the Fund's net assets through net sales of fund shares, in order to provide such support to the Fund.

Pursuant to Rule 12b-1 of the 1940 Act, the Fund has adopted a Distribution Plan (the "Plan") with PROACTIVE Financial Services, Inc. (the "Distributor"). Under the provisions of the Plan, the Fund pays the Distributor an annual fee, at a maximum rate of 0.75% of average daily net assets of the Fund, to aid in the distribution of Fund shares. Additionally, the Fund has adopted a Service Plan with the Distributor. Under the provisions of the Service Plan, the Fund pays the Distributor an annual fee, at a maximum rate of 0.25% of average daily net assets of the Fund, to reimburse securities dealers for personal services or maintenance of shareholder accounts. During the year ended December 31, 2001, distribution expenses were reduced by $51,853 due to reimbursements.

For the year ended December 31, 2001, the Distributor received $3,929 in sales commissions from the sale of the Fund's shares. The Distributor also received $1,596 of contingent deferred sales charges relating to redemptions of the Fund's shares. Additionally, the Distributor, in its capacity as a broker-dealer, has received fees for facilitating the purchase and sale of the Fund's investments. The Distributor reimbursed these fees to the Fund. For the year ended December 31, 2001, the Distributor reimbursed expenses totaling $86,497.

Certain officers and trustees of the Fund are also officers or directors of the Advisor and the Distributor and currently own 29% of the capital stock outstanding.

                                                                               9
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                      [LOGO] The OPTI-flex(R) DYNAMIC Fund

                    NOTES TO FINANCIAL STATEMENTS (continued)
                                December 31, 2001

4.   FEDERAL TAX INFORMATION

During the year ended December 31, 2001, the Fund declared long-term capital gain distributions in the amount of $306,936.

Under current tax law, capital losses realized after October 31, 2001, may be deferred and treated as occurring on the first day of the fiscal year ended December 31, 2002. As of December 31, 2001, the Fund had deferred losses of $1,409,480.

For federal income tax purposes, the Fund had a capital loss carryforward of $5,108,687 as of December 31, 2001, which is available to offset future capital gains, if any. This carryforward expires in 2009.

                      END OF NOTES TO FINANCIAL STATEMENTS
================================================================================
OTHER INFORMATION REGARDING TRUSTEES AND OFFICERS (unaudited)

The Board of Trustees oversees the management of the Trust and the Fund and elects its officers. The officers are responsible for the Fund's day-to-day operations. The Trustees' and officers' names, addresses, years of birth, positions held with Trust, and length of service as a PROACTIVE Asset Allocation Funds Trustee are listed below. Also included is each Board member's principal occupation during, at least, the past five years. Those Trustees who are "interested persons", as defined in the 1940 Act, by virtue of their affiliation with the Trust are indicated by an asterisk (*).

---------------------------------------------------------------------------------------------------
NAME, ADDRESS 1             POSITION AND LENGTH    PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
YEAR OF BIRTH                  OF SERVICE 2
---------------------------------------------------------------------------------------------------
Jeffrey J. Unterreiner*   Trustee/Chairman and     President, PROACTIVE Financial Services, Inc.
Year of Birth: 1969       President since 1996     since October 1994; President, PROACTIVE
                                                   Money Management, Inc. since July 1997.
---------------------------------------------------------------------------------------------------
C. Martin Unterreiner*    Trustee/Vice President   Vice President and Chairman of the Board,
Year of Birth: 1940       since 1996               PROACTIVE Money Management, Inc. since
                                                   January 1980; Vice President of PROACTIVE
                                                   Financial Services, Inc. since July 1997.
---------------------------------------------------------------------------------------------------
Henry J. Bingham          Trustee since 1996       Executive Managing Director, Van Eck Associates
Year of Birth: 1931                                Corp., an investment advisor since 1984.
---------------------------------------------------------------------------------------------------
Raymond E. Doerr          Trustee since 1996       Retired November 1982 as an Engineering Director
Year of Birth: 1922                                for Monsanto Company, a chemical company.
---------------------------------------------------------------------------------------------------
Arnold Tennant            Trustee since 1998       President, Tennant Capital Management, Inc.,
Year of Birth: 1940                                an investment advisor, since May 1996;
                                                   Representative, Clearing Services of America, a
                                                   broker-dealer, from May 1996 to March 1999.
---------------------------------------------------------------------------------------------------

1    The address of each Trustee is 21 Hawk Ridge Circle,  Lake Saint Louis,  MO
     63367.

2 Each Trustee serves for an indefinite term, until his or her resignation, death, or removal.

* Jeffrey J. Unterreiner is deemed an "interested person" of the Trust by virtue of his position as President of PROACTIVE Financial Services, Inc., the Distributor of the Trust. C. Martin Unterreiner is also deemed an "interested person" of the Trust by virtue of his position as Vice President and Director of PROACTIVE Financial Services Inc., the Distributor of the Trust.

                                                                              10
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                      [LOGO] The OPTI-flex(R) DYNAMIC Fund

                          INDEPENDENT AUDITORS' REPORT

The Shareholders and Board of Trustees of
The PROACTIVE Asset Allocation Funds - The OPTI-flex(R) DYNAMIC Fund:

We have audited the accompanying statement of assets and liabilities of The OPTI-flex(R) DYNAMIC Fund (the Fund), including the portfolio of investments, as of December 31, 2001, and the related statement of operations, statements of changes in net assets and the financial highlights for each of the periods indicated herein. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification of securities owned as of December 31, 2001, by confirmation with the custodian, correspondence with brokers and other appropriate audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund at December 31, 2001, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated herein, in conformity with accounting principles generally accepted in the United States of America.


KPMG LLP
Columbus, Ohio
February 22, 2002

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                      [LOGO] The OPTI-flex(R) DYNAMIC Fund

                               INVESTMENT ADVISOR
                               PROACTIVE Money Management, Inc.
                               o
                               DISTRIBUTOR
                               PROACTIVE Financial Services, Inc.
                               o
                               ADDRESS OF ADVISOR & DISTRIBUTOR
                               21 Hawk Ridge Circle
                               Lake Saint Louis, MO 63367
                               888-776-2284
                               636-561-0100
                               o
                               CUSTODIAN
                               U.S. Bank, NA
                               425 Walnut Street
                               Cincinnati, OH 45202
                               o
                               TRANSFER AGENT & DIVIDEND
                               DISBURSING AGENT
                               Mutual Funds Service Company
                               6000 Memorial Drive
                               Dublin, OH 43017
                               o
                               LEGAL COUNSEL
                               Armstrong, Teasdale, Schlafly, & Davis
                               One Metropolitan Square
                               St. Louis, MO 63102-2740
                               o
                               AUDITORS
                               KPMG LLP
                               191 West Nationwide Blvd., Suite 500
                               Columbus, OH 43215

                        [LOGO] PROACTIVE Asset Allocation Funds
                               21 Hawk Ridge Circle
                               Lake Saint Louis, MO 63367
                               636-561-0100

--------------------------------------------------------------------------------